Note 4 - Inventories (Details Textual) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Mar. 31, 2026	Mar. 31, 2025	Mar. 31, 2024
Inventory, LIFO Reserve	$ 336,958	$ 359,256
Inventory, LIFO Reserve, Effect on Income, Net	(22,298)	34,474	$ 22,342
Effect of LIFO Inventory Liquidation on Cost of Sales		14,500
Effect of LIFO Inventory Liquidation on Income	$ 0	$ 10,900
Effect Of LIFO Earnings Per Share Basic		$ 1.58
Effect Of LIFO Earnings Per Share Diluted		$ 1.56